Wildermuth Fund

Supplement dated June 29, 2023, to the Wildermuth Fund Class A Shares and Class C Shares

prospectus and the Class I Shares prospectus, each dated July 29, 2022 and to the Statement of Additional Information (“SAI”) of the Class A, Class C and Class I Shares of the

Wildermuth Fund dated July 29, 2022

Effective immediately, the Board of Trustees (the “Board”) of Wildermuth Fund (the “Fund”), based upon the recommendation of Wildermuth Advisory LLC (the “Adviser”), the Fund’s investment adviser, approved a plan of liquidation for the Fund (the “Liquidation Plan”). After considering a variety of factors, the Board concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated.

As a result of the adoption of the Liquidation Plan, the Fund will no longer actively pursue its stated investment objective, and the Adviser will begin to liquidate the Fund’s portfolio. The Fund’s portfolio manager will likely increase the Fund’s assets held in cash and cash equivalents in order to prepare for an orderly liquidation. As a result, the Fund is expected to deviate from its stated investment objective, policies and strategies.

In connection with the Fund’s liquidation, shareholders will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings. While the Fund intends to proceed with the Liquidation Plan, at this time, there is no estimate of when the liquidation will be completed.

Sales of the Fund’s shares were suspended effective June 22, 2023. In addition, effective June 29, 2023, the Fund’s quarterly repurchase offers will be suspended through the final distribution of the Fund’s assets pursuant to the Liquidation Plan.

The Fund’s website (www.wildermuthfund.com) will provide information, when available, about the status of the Fund, including information regarding dates and amounts of distributions, among other information and periodic reports relating to the Fund.

This supplement supersedes any prior supplements related to the above topics.

Please retain this supplement with the Fund’s Prospectus and SAI.